ANNUAL
REPORT

                                 AUGUST 31, 2002

                                 [PHOTO OMTITED]


TEMPLETON CHINA
WORLD FUND, INC.


  [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
    INVESTMENTS

[PHOTO OF MARK MOBIUS OMITTED]
MARK MOBIUS
PRESIDENT
TEMPLETON CHINA WORLD FUND, INC.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  6

Important Notice
to Shareholders ............  7

Financial Highlights &
Statement of Investments ...  9

Financial Statements ....... 13

Notes to
Financial Statements ....... 16

Independent
Auditors' Report ........... 20

Tax Designation ............ 21

Board Members
and Officers ............... 25


FUND CATEGORY
[GRAPHIC OF PYRAMID OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income

SHAREHOLDER LETTER


-------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON CHINA WORLD FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF "CHINA COMPANIES."
-------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Templeton China World Fund's annual report covering the fiscal year ended August 31, 2002. During the 12 months under review, China continued to be one of the fastest growing nations globally with an estimated 2002 gross domestic product (GDP) growth rate of 7.3% and forecasted growth of 7.4% in 2003.(1) Annualized second quarter 2002 GDP grew 8.0% compared with second quarter 2001, following 7.6% growth in 2002's first quarter compared with 2001's first quarter.(1) In a bid to maintain its high growth rates, China lowered key interest rates in February 2002 for the first time since June 1999. The hope is that lower interest rates will make debt financing cheaper, and could encourage consumers to increase their expenditures. This, in turn, could lead to greater investment and increased private consumption. Also, China and the Association of Southeast Asians Nations began negotiations to establish the largest free-trade bloc in the world. According to the World Trade Organization
(WTO), China has become one of the world's top four trading nations.




1. Sources: AFX News Limited; International Monetary Fund.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 10.

During the reporting period, China continued to liberalize its economy, which contributed to a 22% jump in foreign direct investment for the first seven months of 2002 compared with the same period in 2001.(2) In our opinion, China's accession into the WTO and its robust economy could continue to attract foreign investment.

In line with its WTO requirements, China continued to relax restrictions on investments into the mainland, and Citibank became the first wholly foreign bank to offer foreign currency services to local customers in Shanghai. In addition, two Taiwanese banks were given permission to open mainland offices. The country will reportedly abolish the preferential tax rate system for foreign firms next year; however, we do not expect this to significantly deter foreign investment into China because we believe the country's rapid growth, vast resources and huge domestic market could provide further investment incentive. Chinese President Jiang Zemin attended the second leaders' summit of the Shanghai Co-operation Organization, as the mainland continued it efforts to strengthen relations with Russia and China's northwestern neighbors.

As more and more developed market companies strived to cut costs, Taiwanese companies benefited from the outsourcing trend, as well as from developments in China where an increasing number of Taiwanese companies are moving their production bases. July 2002 Taiwan exports jumped 14.9% compared with July 2001 to US$11.2 billion. Ending three quarters of annual declines, Taiwan's first quarter 2002 GDP grew an annualized 0.9% versus first quarter 2001 as a result of strengthening export demand.(1) Due to improving conditions, a prominent think tank, Academia Sinica, raised its 2002 GDP growth forecast for Taiwan to 3.24% from 3.08%. In an effort



2. Source: South China Morning Post.


GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/02

[PIE CHART OMITTED]

CHINA            50.1%
HONG KONG        37.2%
TAIWAN            9.0%
SHORT-TERM
INVESTMENTS &
OTHER NET ASSETS  3.7%
to enhance the island's long-term competitiveness, the Taiwanese government announced a US$76.8 billion national development plan to reform its government, banking and finance systems and to increase investment in cultivating talent, research and development, and international logistics in the next six years.(3) We believe that such actions could result in greater economic growth, trade and corporate profitability, which in turn could lead to greater investor interest.

In Hong Kong, first quarter 2002 GDP grew an annualized 0.3% over the previous quarter, but fell an annualized 0.9% compared with the year earlier period, which compared slightly favorably with growth for the fourth quarter of 2001. Government forecasts estimate 2002 GDP growth of 1%. Unemployment in Hong Kong increased, hitting 7.8% in July, up from 7.7% in June.(1) No significant improvement is expected in the near future as data showed falling labor demand in most key employment sectors.

Within this environment, the Morgan Stanley Capital International (MSCI) China Free Index returned 1.08% in U.S. dollar terms for the year ended August 31, 2002.(4) During the same time, Templeton China World Fund posted cumulative total returns of +20.27% in market-price terms and +14.29% in net asset value terms, as shown in the Performance Summary on page 6. We attribute the Fund's performance largely to our fundamental investment approach, focusing on companies and not on top-down analyses of economies or sectors.

During the period, the Fund's largest allocation continued to be to China H shares (Hong Kong-listed Chinese companies).



3. Source: Financial Times Information.

4. Source: Standard & Poor's Micropal. The unmanaged MSCI China Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in China. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
8/31/02

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
----------------------------------
Dairy Farm International
Holdings Ltd.                11.4%
FOOD & DRUG RETAILING,
HONG KONG

China Petroleum &
Chemical Corp., H             8.4%
OIL & GAS, CHINA

Zhejiang Expressway
Co. Ltd., H                   6.2%
TRANSPORTATION
INFRASTRUCTURE, CHINA

Cosco Pacific Ltd.            4.7%
TRANSPORTATION INFRASTRUCTURE,
HONG KONG

Jiangsu Expressway Co. Ltd.   4.6%
TRANSPORTATION INFRASTRUCTURE,
HONG KONG

Cheung Kong Infrastructure
Holdings Ltd.                 4.3%
CONSTRUCTION MATERIALS,
HONG KONG

Tsingtao Brewery Co. Ltd., H  4.2%
BEVERAGES, CHINA

PetroChina Co. Ltd., H        4.0%
OIL & GAS, CHINA

Guangshen Railway
Co. Ltd., H                   3.6%
ROAD & RAIL, CHINA

China Mobile
(Hong Kong) Ltd.              3.5%
WIRELESS TELECOMMUNICATION
SERVICES, CHINA

Despite selling some of these holdings during the period, China H shares' generally strong performance helped to maintain significant exposure to H shares, which represented 42.4% of the Fund's total net assets on August 31, 2002. We increased the Fund's exposure to Taiwan during the period as we made selective purchases in the financial and manufacturing sectors. Key purchases included Sinopac Holdings, a bank holding company, and Phoenixtec Power, a manufacturer of power supply equipment. We reduced the Fund's exposure to the Taiwanese technology sector by selling Taiwan Semiconductor Manufacturing Corp. and Siliconware Precision Industries. We slightly reduced our Hong Kong holdings as we selectively increased exposure to China Red Chip (Hong Kong-registered firms with significant exposure to China) shares. In our opinion, these companies are well-positioned to benefit from greater foreign interest in China.

As of period-end, the transportation sector dominated the portfolio, followed by the integrated oil and gas and food retail sectors. With regard to the Fund's top 10 holdings, China H shares Tsingtao Brewery and Guangshen Railway and China Red Chip shares Cosco Pacific and China Mobile replaced China H shares Beijing Datang Power and Huaneng Power, Red Chip China Everbright and Hong Kong's Hang Lung Development Co.

Over the long term, we expect an improved global macro-economic environment to support China's strong growth and if this occurs, greater opportunities for earnings growth for Chinese companies may follow. We believe China will continue to open its markets and attract greater foreign investment as a result of its accession into the WTO. In due time, in our opinion, the benefits of such investment into the country may lead to greater investor interest. Elsewhere, Taiwan's strengthening macroeconomic fundamentals continue to attract us, and we will continue our search for value stocks trading at what we believe are appealing valuations.

It is important to remember that investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, MSCI Hong Kong Index has increased 337% in the past 15 years, but has suffered seven quarterly declines of more than 15% each during that time.(5) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. Investing in "China companies" also entails special considerations, including risks related to market and currency volatility, and adverse economic, social and political developments.

Thank you for your continued support. We welcome your comments and suggestions.

Sincerely,

/s/MARK MOBIUS

Mark Mobius
President
Templeton China World Fund, Inc.



5. Source: Standard & Poor's Micropal. Based on quarterly percentage total return change over 15 years ended 6/30/02. Market return is measured in U.S. dollars and includes reinvested dividends. The unmanaged MSCI Hong Kong Index is market capitalization-weighted and measures the total returns of equity securities in Hong Kong.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         8/31/02   8/31/01
--------------------------------------------------------------------
Net Asset Value (NAV)          +$1.13         $10.65     $9.52
Market Price (NYSE)            +$1.37          $9.10     $7.73
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                $0.1755


PERFORMANCE
                                                          INCEPTION
                                        1-YEAR   5-YEAR   (9/9/93)
--------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value    +14.29%  -25.23%    +9.31%

  Based on change in market price       +20.27%  -11.47%    -12.21%

Average Annual Total Return(1)
  Based on change in net asset value    +14.29%   -5.65%    +1.00%

  Based on change in market price       +20.27%   -2.41%    -1.44%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
MEASUREMENT PERIOD. In June 2001, in efforts to address the Fund's discount, the Board of Directors of the Fund established a nine-month measurement period for evaluating the discount of the market value of the Fund's shares from their net asset value. The Measurement Period began on August 1, 2001, and ended on April 30, 2002. According to the June 22, 2001, announcement, if the Fund's shares traded at an average discount from net asset value of 10% or more during the last 90 days of the Measurement Period (based on the closing price of every trading day during those 90 days), then the Board would take one of three actions, which included a tender offer for a portion of the Fund's outstanding shares. On May 10, 2002, it was announced that the average discount of the Fund's shares during the last 90 days of the Measurement Period exceeded 10%. Consistent with the announcement made on June 22, 2001, the Board of Directors approved a tender offer for a portion of the Fund's outstanding shares.

TENDER OFFER. On July 9, 2002, the Fund commenced a tender offer for up to 1,808,907 shares, or 10%, of the Fund's outstanding shares at a price per share equal to 90% of net asset value per share as of August 5, 2002, the expiration date of the tender offer. A total of 2,287,705.6153 shares were properly tendered and not withdrawn on the expiration date for the tender offer and the final date for withdrawals. In accordance with the terms of the tender offer, 1,808,907 shares were accepted by the Fund for a purchase price of $9.40 per share. Because more than 10% of the Fund's outstanding shares were tendered, the number of shares accepted for payment by the Fund was pro-rated based on the total number of shares properly tendered by each shareholder.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE PROGRAM. On May 10, 2002, the Board of Directors discontinued the Fund's open-market share repurchase program.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in equity securities of "China companies." In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's current non-fundamental investment policy is to invest at least 65% of its total assets in equity securities of "China companies."
--------------------------------------------------------------------------------

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                                                           YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $9.52    $11.33      $9.83     $6.30    $17.32
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .21       .18        .23       .10       .30
 Net realized and unrealized gains (losses) .............       .98     (1.98)      1.42      3.65    (10.45)
                                                           --------------------------------------------------
Total from investment operations ........................      1.19     (1.80)      1.65      3.75    (10.15)
                                                           --------------------------------------------------
Capital share repurchases ...............................       .11       .09        .07        --       .08
                                                           --------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.18)     (.10)      (.22)     (.21)     (.26)
 Net realized gains .....................................        --        --         --      (.01)     (.69)
                                                           --------------------------------------------------
Total distributions .....................................      (.18)     (.10)      (.22)     (.22)     (.95)
                                                           --------------------------------------------------
Net asset value, end of year ............................    $10.64     $9.52     $11.33     $9.83     $6.30
                                                           --------------------------------------------------
Market value, end of yeara ..............................   $9.1000   $7.7300    $8.0000   $7.6250   $4.3125
Total return (based on market value per share) ..........    20.27%   (2.14)%      7.86%    82.81%  (61.83)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $173,204  $172,209   $213,953  $189,994  $121,697
Ratios to average net assets:
 Expenses ...............................................     1.66%     1.66%      1.68%     1.69%     1.68%
 Net investment income ..................................     2.01%     1.70%      2.21%     1.20%     2.88%
Portfolio turnover rate .................................    44.62%    83.85%    142.49%    83.88%    34.75%


+ Based on average weighted shares outstanding effective year ended August 31, 1999.
a Based on the last sale on the New York Stock Exchange.


                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002


                                                                             COUNTRY    SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 96.3%
     AUTOMOBILES 1.0%
     China Motor Co. Ltd. ...............................................     Taiwan       52,950 $    68,033
     Qingling Motors Co. Ltd., H ........................................      China   16,494,000   1,755,142
                                                                                                  -----------
                                                                                                    1,823,175
                                                                                                  -----------
    *BANKS 3.4%
     Chinatrust Financial Holding Co.                                         Taiwan    2,820,000   2,198,686
     Sinopac Holdings Co. ...............................................     Taiwan    8,432,043   3,693,405
                                                                                                  -----------
                                                                                                    5,892,091
                                                                                                  -----------
     BEVERAGES 4.2%
     Tsingtao Brewery Co. Ltd., H .......................................      China   16,423,000   7,211,428
                                                                                                  -----------
    *CHEMICALS 5.2%
     Sinopec Beijing Yanhua Petrochemical Co. Ltd., H ...................      China   33,903,172   3,781,532
     Sinopec Shanghai Petrochemical Co. Ltd., H .........................      China   39,342,000   5,195,195
                                                                                                  -----------
                                                                                                    8,976,727
                                                                                                  -----------
     COMMUNICATIONS EQUIPMENT .3%
     Taiwan Cellular Corp. ..............................................     Taiwan      429,000     476,040
                                                                                                  -----------
     COMPUTERS & PERIPHERALS 2.6%
     Asustek Computer Inc. ..............................................     Taiwan      153,000     368,594
     CMC Magnetics Corp. ................................................     Taiwan    3,108,000   1,284,223
     Compal Electronics Inc. ............................................     Taiwan    1,208,800   1,140,144
    *Compeq Manufacturing Co. Ltd. ......................................     Taiwan       68,150      61,493
     Legend Group Ltd. ..................................................    Hong Kong  4,374,000   1,640,260
                                                                                                  -----------
                                                                                                    4,494,714
                                                                                                  -----------
     CONSTRUCTION MATERIALS 4.3%
     Cheung Kong Infrastructure Holdings Ltd. ...........................    Hong Kong  4,322,000   7,535,843
                                                                                                  -----------
     DIVERSIFIED FINANCIALS 2.8%
     China Everbright Ltd. ..............................................      China   12,731,997   4,856,145
                                                                                                  -----------
     ELECTRIC UTILITIES 5.7%
     Beijing Datang Power Generation Co. Ltd., H ........................      China   16,130,000   5,686,895
     Huaneng Power International Inc., H ................................      China    5,540,000   4,190,540
                                                                                                  -----------
                                                                                                    9,877,435
                                                                                                  -----------
     ELECTRICAL EQUIPMENT 1.5%
     Phoenixtec Power Co. Ltd. ..........................................     Taiwan    3,211,000   2,231,619
    *Universal Scientific Industiral Co. Ltd. ...........................     Taiwan      858,000     331,976
                                                                                                  -----------
                                                                                                    2,563,595
                                                                                                  -----------
     FOOD & DRUG RETAILING 11.4%
     Dairy Farm International Holdings Ltd. .............................    Hong Kong 23,282,034  19,789,729
                                                                                                  -----------
     FOOD PRODUCTS .7%
     UNI-President Enterprises Corp. ....................................     Taiwan    3,877,950   1,234,331
                                                                                                  -----------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)



                                                                              COUNTRY    SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HOTELS RESTAURANTS & LEISURE 2.5%
     Hong Kong & Shanghai Hotels Ltd. ...................................    Hong Kong 10,664,500 $ 4,409,389
                                                                                                  -----------
     HOUSEHOLD DURABLES .1%
     TCL International Holdings Inc. ....................................      China      438,000     117,924
                                                                                                  -----------
     INDUSTRIAL CONGLOMERATES 3.4%
     China Merchants Holdings International Co. Ltd. ....................    Hong Kong  8,077,000   5,695,357
     Citic Pacific Ltd. .................................................    Hong Kong     40,000      91,539
     Shanghai Industrial Holdings Ltd. ..................................    Hong Kong    100,000     158,976
                                                                                                  -----------
                                                                                                    5,945,872
                                                                                                  -----------
    *MACHINERY .7%
     Procomp Informatics Co. Ltd. .......................................     Taiwan    1,532,500   1,154,577
                                                                                                  -----------
    +METALS & MINING 3.3%
     Angang New Steel Company Ltd., H ...................................      China   45,220,000   5,739,498
                                                                                                  -----------
     OIL & GAS 13.3%
     China Petroleum & Chemical Corp., H ................................      China   95,870,000  14,503,503
     PetroChina Co. Ltd., H .............................................      China   33,780,000   6,885,967
     Sinopec Zhenhai Refining & Chemical Co. Ltd., H ....................      China    7,006,000   1,625,762
                                                                                                  -----------
                                                                                                   23,015,232
                                                                                                  -----------
     PHARMACEUTICALS 1.2%
     China Pharmaceutical Enterprise & Investment. Corp. Ltd. ...........      China   14,480,000   2,172,014
                                                                                                  -----------
     REAL ESTATE 4.8%
     Cheung Kong Holdings Ltd. ..........................................    Hong Kong    580,000   4,145,539
     Hang Lung Group Ltd. ...............................................    Hong Kong    361,000     326,291
     Henderson China Holdings Ltd. ......................................    Hong Kong  7,396,500   2,892,240
     Henderson Investment Ltd. ..........................................    Hong Kong  1,168,000     988,314
                                                                                                  -----------
                                                                                                    8,352,384
                                                                                                  -----------
     ROAD & RAIL 3.6%
     Guangshen Railway Co. Ltd., H ......................................      China   33,608,000   6,204,594
                                                                                                  -----------
    *SEMICONDUCTOR EQUIPMENT & PRODUCTS .7%
     United Microelectronics Corp. ......................................     Taiwan    1,399,550   1,148,412
                                                                                                  -----------
    *TEXTILES & APPAREL .2%
     Pou Chen Corp. .....................................................     Taiwan      440,298     286,718
                                                                                                  -----------
     TRANSPORTATION INFRASTRUCTURE 15.4%
     Cosco Pacific Ltd. .................................................    Hong Kong 11,780,000   8,079,924
     Jiangsu Expressway Co. Ltd. ........................................    Hong Kong 31,216,000   7,884,091
     Zhejiang Expressway Co. Ltd., H ....................................      China   32,994,000  10,680,818
                                                                                                  -----------
                                                                                                   26,644,833
                                                                                                  -----------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                              COUNTRY    SHARES      VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
    *WIRELESS TELECOMMUNICATION SERVICES 4.0%
     China Mobile (Hong Kong) Ltd. ......................................      China   2,214,000 $  6,116,924
     Smartone Telecommunications Holdings Ltd. ..........................    Hong Kong   742,000      765,787
                                                                                                 ------------
                                                                                                    6,882,711
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $157,661,181) ............................                         166,805,411
                                                                                                 ------------


                                                                                       PRINCIPAL
                                                                                         AMOUNT
                                                                                       ----------
     SHORT TERM INVESTMENTS (COST $6,203,397) 3.6%
     U.S. Treasury Bills, 1.581% to 1.637%, with maturities to 11/29/02 .United States $6,225,000  6,203,567
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $163,864,578) 99.9% ........................                         173,008,978
     OTHER ASSETS, LESS LIABILITIES .1% .................................                             195,366
                                                                                                 ------------
     TOTAL NET ASSETS 100.0% ............................................                        $173,204,344
                                                                                                 ============


    * Non-income producing.
    + See Note 6 regarding holdings of 5% voting securities.



                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2002

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $158,776,215) ..................................  $167,269,480
  Non controlled affiliates (cost $5,088,363) ...............................     5,739,498  $173,008,978
                                                                               ------------
 Cash .......................................................................                         714
 Foreign currency, at value (cost $296,852) .................................                     293,744
 Dividends and interest receivable ..........................................                     349,319
                                                                                             ------------
      Total assets ..........................................................                 173,652,755
                                                                                             ------------
Liabilities:
 Payables:
  To affiliates .............................................................                     225,077
 Accrued expenses ...........................................................                     223,334
                                                                                             ------------
      Total liabilities .....................................................                     448,411
                                                                                             ------------
Net assets, at value ........................................................                $173,204,344
                                                                                             ------------
Net assets consist of:
 Undistributed net investment income ........................................                $  3,095,869
 Net unrealized appreciation ................................................                   9,139,096
 Accumulated net realized loss ..............................................                 (90,006,422)
 Capital shares .............................................................                 250,975,801
                                                                                             ------------
Net assets, at value ........................................................                $173,204,344
                                                                                             ============
Net asset value per share ($173,204,344 / 16,280,164 shares outstanding) ....                      $10.64
                                                                                             ============



                                            See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (CONTINUED)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002


Investment Income:
 (net of foreign taxes of $146,493)
 Dividends ....................................................................  $ 6,472,573
 Interest .....................................................................      308,657
                                                                                 -----------
      Total investment income .................................................               $ 6,781,230
Expenses:
 Management fees (Note 3) .....................................................    2,311,049
 Administrative fees (Note 3) .................................................      462,210
 Transfer agent fees ..........................................................       61,812
 Custodian fees ...............................................................       68,949
 Reports to shareholders ......................................................       31,723
 Registration and filing fees .................................................       33,250
 Professional fees ............................................................       36,156
 Directors' fees and expenses .................................................       40,227
 Other ........................................................................       16,929
                                                                                 -----------
      Total expenses ..........................................................                 3,062,305
                                                                                              -----------
           Net investment income ..............................................                 3,718,925
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments .................................................................   (2,158,375)
  Foreign currency transactions ...............................................      (71,151)
                                                                                 -----------
      Net realized loss .......................................................                (2,229,526)
 Net unrealized appreciation (depreciation) on:
  Investments .................................................................   19,842,900
  Translation of assets and liabilities denominated in foreign currencies .....       (5,941)
                                                                                 -----------
      Net unrealized appreciation .............................................                19,836,959
                                                                                              -----------
Net realized and unrealized gain ..............................................                17,607,433
                                                                                              -----------
Net increase in net assets resulting from operations ..........................               $21,326,358
                                                                                              ===========


                                            See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2002 AND 2001


                                                                                   2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $  3,718,925  $  3,232,364
  Net realized loss from investments and foreign currency transactions ......    (2,229,526)  (18,897,029)
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies .................    19,836,959   (17,970,842)
                                                                               ---------------------------
      Net increase (decrease) in net assets resulting from operations .......    21,326,358   (33,635,507)

Distributions to shareholders from net investment income ....................    (3,174,772)   (1,783,009)
Capital share transactions (Note 2) .........................................   (17,156,064)   (6,325,772)
                                                                               ---------------------------
      Net increase (decrease) in net assets .................................       995,522   (41,744,288)

Net assets:
 Beginning of year ..........................................................   172,208,822   213,953,110
                                                                               ---------------------------
 End of year ................................................................  $173,204,344  $172,208,822
                                                                               ---------------------------

Undistributed net investment income included in net assets:
 End of year ................................................................  $  3,095,869  $  2,906,373
                                                                               ===========================



                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. Effective May 10, 2002, the Board of Directors discontinued the repurchase program. At August 31, 2002, there were 100 million shares authorized ($0.01 par value). Share repurchase transactions were as follows:

                                                                                         YEAR ENDED
------------------------------------------------------------------------------------------------------------
                                                                                   2002            2001
------------------------------------------------------------------------------------------------------------
Shares repurchased ..............................................................    --          793,900
Amount repurchased ..............................................................    --       $6,325,772
Weighted average discount of market price to net asset value of shares repurchased   --              20%

On August 5, 2002, the Fund purchased and retired 1,808,907 shares of its outstanding common stock for $9.40 (equal to 90% of the Fund's net asset value per share as of tender offer expiration date) per share pursuant to a tender offer. The Fund incurred tender costs of $152,338 which were charged to additional paid-in-capital.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At August 31, 2002, the cost of investments, net unrealized appreciation, and undistributed ordinary income for income tax purposes were as follows:

           Cost of investments .......................  $165,390,588
                                                        -------------
           Unrealized appreciation ...................    24,380,026
           Unrealized depreciation ...................   (16,761,636)
                                                        -------------
           Net unrealized appreciation ...............  $  7,618,390
                                                        =============
           Distributable earnings - ordinary income ..  $  3,095,869
                                                        =============

The tax character of distributions paid during the year ended August 31, 2002, was the same for financial statements and tax purposes.

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

            Capital loss carryovers expiring in:
             2007 ............................   $68,300,680
             2008 ............................        45,311
             2009 ............................     1,256,834
             2010 ............................    17,884,152
                                                 -----------
                                                 $87,486,977
                                                 ===========

At August 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $925,303 and $68,132, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2002 aggregated $82,667,530 and $75,942,793, respectively.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (CONTINUED)


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 2002 were as shown below.

                                   NUMBER OF                             NUMBER OF                                      REALIZED
                                  SHARES HELD     GROSS      GROSS      SHARES HELD      VALUE     INVESTMENT INCOME    CAPITAL
NAME OF ISSUER                   AUG. 31, 2001  ADDITIONS  REDUCTIONS  AUG. 31, 2002 AUG. 31, 2002   9/1/01-8/31/02  (GAINS/LOSSES)
-----------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Angang New Steel Company Ltd., H   13,928,000   31,292,000     --        45,220,000    $5,739,498     $437,025              --
                                                                                      ----------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                        $5,739,498     $437,025              --
                                                                                      ========================================

TEMPLETON CHINA WORLD FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton China World Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton China World Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP

San Francisco, California
September 25, 2002

TEMPLETON CHINA WORLD FUND, INC.
Tax Designation (unaudited)

At August 31, 2002, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders in November 2002.

                                              FOREIGN TAX     FOREIGN SOURCE
COUNTRY                                      PAID PER SHARE  INCOME PER SHARE
-----------------------------------------------------------------------------
China .....................................    $0.0000           $0.1285
Hong Kong .................................     0.0000            0.0731
Taiwan ....................................     0.0090            0.0174
                                             --------------------------------
TOTAL .....................................    $0.0090           $0.2190
                                             ================================

In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, March 4, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 4, 2002. The purpose of the meeting was to elect five Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Edith E. Holiday.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Directors:

                                            % OF          % OF                         % OF        % OF
                                         OUTSTANDING      VOTED                     OUTSTANDING    VOTED
  TERM EXPIRING 2005:          FOR         SHARES         SHARES     WITHHELD          SHARES      SHARES
----------------------------------------------------------------------------------------------------------
  Harris J. Ashton        10,938,552       60.47%        65.24%     5,827,533          32.22%      34.76%
  Nicholas F. Brady       10,943,917       60.50%        65.27%     5,822,168          32.19%      34.73%
  Frank J. Crothers       10,935,942       60.46%        65.23%     5,830,143          32.23%      34.77%
  S. Joseph Fortunato     10,935,322       60.45%        65.22%     5,830,763          32.23%      34.78%
  Edith E. Holiday        10,940,795       60.48%        65.26%     5,825,290          32.20%      34.74%

* ANDREW H. HINES, JR., CHARLES B. JOHNSON, CHARLES E. JOHNSON, BETTY P. KRAHMER, GORDON S. MACKLIN, FRED R. MILLSAPS AND CONSTANTINE D. TSERETOPOULOS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON CHINA WORLD FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com

















SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor SERVICEDIRECT[SERVICEMARK]. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS"). Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                         NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)           Director         Since 1993          132           Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (58)          Director         Since 1999          16            None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean
Utilities Co. Ltd.; Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)        Director         Since 1993          133           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (79)       Director         Since 1993          27            None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of
the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)           Director         Since 1996          81            Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                             and refining of oil and gas); Hercules
Suite 2100                                                                         Incorporated (chemicals, fibers and resins);
Ft. Lauderdale, FL 33394-3091                                                      Beverly Enterprises, Inc. (health care); H.J.
                                                                                   Heinz Company (processed foods and allied
                                                                                   products); RTI International Metals, Inc.
                                                                                   (manufacture and distribution of titanium); and
                                                                                   Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)           Director         Since 1993          21            None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)          Director         Since 1993          132           Director, White Mountains Insurance Group,
500 East Broward Blvd.                                                             Ltd. (holding company); Martek Biosciences
Suite 2100                                                                         Corporation; WorldCom, Inc. (communications
Ft. Lauderdale, FL 33394-3091                                                      services); MedImmune, Inc. (biotechnology);
                                                                                   Overstock.com (Internet services); and
                                                                                   Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)           Director         Since 1993          27            None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and formerly,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and
Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.                  Director         Since 1999          17            None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                             NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)        Director         Since 1993          62            Director, Amerada Hess Corporation
500 East Broward Blvd.                                                             (exploration and refining of oil and gas);
Suite 2100                                                                         C2, Inc. (operating and investment business);
Ft. Lauderdale, FL 33394-3091                                                      and H.J. Heinz Company (processed foods and
                                                                                   allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets
Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton
Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board,
Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)       Director,        Director and        132           None
One Franklin Parkway            Chairman of      Chairman of
San Mateo, CA 94403-1906        the Board and    the Board since
                                Vice President   1995 and Vice
                                                 President since
                                                 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (46)       Director and     Director since      34            None
One Franklin Parkway            Vice President   1993 and Vice
San Mateo, CA 94403-1906                         President since
                                                 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board,
President and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)            Vice President   Since 1996    Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (38)         Vice President   Since 2001    Not Applicable      None
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 17 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)         Vice President   Since 1993     Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.;
Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)              Vice President   Since 2000     Not Applicable     None
One Franklin Parkway            and Assistant
San Mateo, CA 94403-1906        Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)           Vice President   Vice           Not Applicable     None
One Franklin Parkway            and Secretary    President
San Mateo, CA 94403-1906                         since 2000
                                                 and Secretary
                                                 since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and
officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)     Vice President   Since 1996     Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                Vice President   Since 1994     Not Applicable     None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of
22 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone
Group, Inc.
---------------------------------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)          Vice President   Since May      Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and
600 5th Avenue                   - AML           2002                              Lingnan Foundation
Rockefeller Center              Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (66)                President        Since 1993     Not Applicable     None
Two Exchange Square,
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive
Vice President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin
Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.;
and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund)
(1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)         Treasurer        Since 2000     Not Applicable     None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 18 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)          Vice President   Since 2000     Not Applicable     None
One Franklin Parkway            and Assistant
San Mateo, CA 94403-1906        Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies comprising the Franklin
Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser.
Charles E. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited.
Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady
is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.
(DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own
100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV)
in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P.
(DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby
Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E.
Johnson.



29
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
LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)

TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(7)



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           09/02

  [LOGO OMITTED]
FRNAKLIN TEMPLETON
   INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030


ANNUAL REPORT
TEMPLETON CHINA WORLD FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

[LOGO OMITTED] Printed on recycled paper



TLTCH A2002 10/02